SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2016

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-179886	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
311 Broadway, Point Pleasant Beach, NJ 08742 (844) 413-2600

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

As used in this Report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company”, and, “HMMR” refer to Hammer Fiber Optics Holdings Corp.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2016, Hammer Fiber Optics Holdings Corp., a Nevada corporation formerly known as Tanaris Power Holdings, Inc. (the “Company” or “HMMR”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Hammer Fiber Optic Investments, Ltd., a Delaware corporation (“HFOI”), and the controlling stockholders of HFOI (the “HFOI Shareholders”). Pursuant to the Share Exchange Agreement, which closed on July 19, 2016, the Company acquired 20,000,000 shares of common stock of HFOI from the HFOI shareholders (the “HFOI Shares”) and, in exchange, the Company issued to the HFOI Shareholders 50,000,000 restricted shares of its common stock (the “HMMR Shares”). As a result of the Share Exchange Agreement, HFOI became a wholly owned subsidiary of the Company.  The foregoing description of the Share Exchange Agreement is incomplete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 2.01.  We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of HFOI such information can be found under Item 5.06 of this Current Report.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

Presently, there are 60,503,341 shares of the Company’s common stock issued and outstanding. Of these, 50,000,000 represent the HMMR Shares issued as part of the Share Exchange Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 3.02.  Pursuant to the terms and conditions of the Share Exchange Agreement, the Company issued to shareholders of HFOI, Fifty Million (50,000,000) shares of the Company’s restricted common shares.

Exemption from Registration. The shares of common stock to be issued pursuant to the Share Exchange, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Share Exchange is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D.  Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 5.06

CHANGE IN SHELL COMPANY STATUS

As a result of closing the Share Exchange Agreement discussed herein, the Company, although not previously deemed a “shell corporation” as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act, is providing the following information to the public to provide full and adequate disclosure regarding the new business direction of the Company and provide such current adequate information as we believe the public would need in order to make an informed investment decision.

FORM 10 DISCLOSURE

ITEM 1.

BUSINESS

Our Corporate History and Background

The Company was incorporated in the State of Nevada on September 23, 2010, under the name Recursos Montana S.A. The Company’s principal activity was as an exploration stage company engaged in the acquisition and exploration of mineral properties then owned by the Company.

On February 2, 2015, the Company entered into a Share Exchange Agreement with Tanaris Power Holdings, Inc., whereby the Company acquired 100% of Tanaris Power Holdings, Inc. issued and outstanding common stock in exchange for shares of the Company’s common stock equal 51% of the issued and outstanding common stock of the Company at the closing, and cash consideration to Tanaris in the aggregate amount of $350,000.  Tanaris Power Holdings, Inc. was the owner of certain rights in connection with the marketing and sale of smart lithium-ion batteries and battery technologies for various industrial vehicles markets and related applications. On March 6, 2015, the Company amended its Articles of Incorporation to change its name to Tanaris Power Holdings, Inc.

On April 25, 2016, Tanaris Power Holdings, Inc., a Nevada corporation entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Hammer Fiber Optics Investments, Ltd., a Delaware corporation (“HFOI”), and the controlling stockholders of HFOI (the “HFOI Shareholders”). Pursuant to the Share Exchange Agreement, the Company acquired 20,000,000 shares of common stock of HFOI from the HFOI shareholders (the “HFOI Shares”) and in exchange the Company issued to the HFOI Shareholders 50,000,000 (post-Merger) restricted shares of its common stock (the “HMMR Shares”). As a result of the Share Exchange Agreement, HFOI shall become a wholly owned subsidiary of the Company.

On April 13, 2016, our board of directors approved a Plan of Merger (the “Plan of Merger”) under Nevada Revised Statutes (NRS) Section 92A.180 to merge (the “Merger”) with our wholly-owned subsidiary HFO Holdings, a Nevada corporation, to effect a name change from Tanaris Power Holdings, Inc. to Hammer Fiber Optics Holdings Corp. The Plan of Merger also provides for a 1 for 1,000 exchange ratio for shareholders of both the Company and HFO Holdings, which had the effect of a 1 for 1,000 reverse split of our common stock.  Articles of Merger were filed with the Secretary of State of Nevada on April 13, 2016 and, on April 14, 2016, this corporate action was submitted to FINRA for its review and approval.

On May 3, 2016, the Financial Industry Regulatory Authority (“FINRA”) approved our merger with our wholly-owned subsidiary, HMMR Fiber Optics Holdings Corp. (“HFO Holdings”). Accordingly, thereafter the Company’s name was changed and our shares of common stock began trading under our new ticker symbol “HMMR” as of May 27, 2016.

Current Operations

Hammer Fiber Optics Holdings Corp. is an alternative telecommunications carrier that is poised to position itself as the premier provider of diversified dark fiber networking solutions as well as high capacity broadband wireless access networks in the New Jersey [Southern and Central region] and the Metro Philadelphia area. Our goal is to provide network access to under-served markets along the transatlantic landing corridors that contains the flexibility to deliver cutting edge solutions to data centers, carriers and other various communication providers, aggregators, enterprise and poorly served residential broadband customers.

Despite the fact that the USA has literally millions of miles of fiber optic in the ground across this vast country, very little of the country actually enjoys the significant speeds that this technology has promised for decades now. This is due to the fact that delivering services to residences and small business enterprises in urban and semi-urban areas have proven over the years to be severely cost prohibitive for all the major service providers across the USA. Several companies selling services in the fiber optic industry will promise consumers that they can deliver fiber to them shortly and cost effectively, but in effect, this has barely happened and it is becoming more evident that such a scenario is bound to never happen. The one thing about this industry that is factual is that fiber and wireless technologies are on track to co-exist in the deployment of broadband services to the masses. The exponential growth of streaming media has driven massive demand by consumers but the unsolved “last mile” connectivity will slow this demand down to a snail pace and most consumers will simply only hear about how wonderful it is to enjoy true broadband capacity from the few that actually have been privileged to receive it. It is for this reason that that the Company was formed.

WHAT IS DARK FIBER?

Dark Fiber is optical fiber cable which has been set in place for anticipated future use in carrying network signals in the form of light, but is not yet “lit” by laser equipment intended to be placed on both ends for the purposes of creating data connectivity between points. The dark strands can be leased to customers who want to establish optical connections between their own locations or co-location facilities, utilizing their own network equipment and security protocols.  The cable-laying industry is seeing accelerated growth once again. In a widely quoted statistic, the CRU Group research firm estimated 19 million miles of optical fiber were installed in the USA in 2011, the most since 2000. Even in the areas that were connected during the initial boom, there are new structures to be served and more are built every year. At the present time, fiber still only reaches a relatively small percentage of all the buildings in the country. With this buildout process ongoing, more customers than at any other point in history are looking for fiber solutions to connect their junction points into existing data transport substructures.

WHY USE DARK FIBER?

Purchasing “LIT” fiber services requires service providers to pay significantly higher prices and incremental costs for provisioned bandwidth as demand increases, which proportionally increases cost to the end consumer. Dark fiber solutions provide HMMR with the ability to upgrade from 1 Gbps to 10 Gbps to 400 Gbps as technology evolves by simply installing the latest in Wavelength-Division Multiplexing [“WDM”] on a single dark fiber pair. This ensures that our products always have sufficient bandwidth planned to cater for the ever-expanding consumer demand for high capacity broadband services without the need to continually increase cost to consumers as bandwidth demand increases.

LATENCY

Latency is the time it takes for a data packet to travel from one point to another in a network and is commonly expressed in terms of milliseconds (ms). Latency can be a major factor in overall performance of broadband services and it is important that we have full control of its network end-to-end. By provisioning dark fiber, we have the ability to manage the amount of routers and switching services installed on its fiber backbone network which greatly reduces the potential of latency and improves the overall customer experience.

THE INDUSTRY TODAY

Fiber penetration in the local access network is still very limited, even in the developed parts of the USA and this is mainly due to the high cost of installation and maintenance of a fiber access network. Cable technology has evolved with ever-increasing data rates and remains the most popular wire line broadband technology in terms of subscriptions. Close to four-fifths of the United States is now connected in some form to the broadband internet universe with cable remaining the dominant mode of access across the continent-wide landmass. Despite this, a large component of this connectivity fails to deliver sufficient capacity to satisfy the high demand for bandwidth-intensive modern consumer applications.

THE COMPANY’S COMPETITIVE SOLUTION

The Company has taken advantage of deploying its last mile wireless technology over the latest DOCSIS 3.0 standard which is fundamentally what cable technology is based on. This strategy allows for the use of tried and tested methodology utilizing cable modems that are produced in bulk and are inexpensive off- the-shelf items. In all cases of its current deployment, consumers are enjoying the power that fiber optic services promised, however the USA has been notoriously slow to recognize and accept that this is the solution to solve inadequate last mile access. We have therefore decided to enter this market without the involvement and/or validation of the incumbent operators who are all actively engaged in depreciating their existing massive legacy technology CAPEX commitments. We will operate our wireless broadcast solution in the 28 and 31GHz frequencies, providing as much as 2.5 Gbps of capacity per sector in the cell range [up to 10Gbps per tower]. Licensing for frequencies in these bands has been facilitated by StraightPath Communications (NYSE MKT. Symbol: STRP) who owns a large section of the 28GHz and 31 GHz Local Multipoint Distribution Service [LMDS] spectrum across the USA. Diagram 1 describes the architecture of the 28GHz and 31GHz access deployment as planned. We will purchase dark fiber [wherever possible] on the Terrestrial Fiber Backhaul networks as well as in the Metro Fiber rings. Fiber spurs will then be deployed from fiber breakout splitters to leased towers where the wireless broadband transmitters are located as indicated in the following diagram:

DIAGRAM 1: THE COMPANY’S END-TO-END NETWORK ARCHITECTURE

LAST MILE ACCESS SOLUTION

The “Access Network” portion of the architecture described in Diagram 1 is the ultimate in the value proposition provided by the Company throughout the Eco-System. The components forming an integral part of this “first to market” and unique technology is more fully diagrammatically described in Diagram 2. The Hammer Wireless technology is licensed exclusively to the Company in the State of New Jersey.

Base Station Equipment
Customer Premises
HAMMER
wireless
Point-to-Multipoint Connection at 28Ghz over 10Km Circumference
Satellite Dish
Point to Point Connection
POC
Cable Modem
Central Transmission Hub
Multiplexers
DOCSIS CMTS
Internet WL Modulator
Control Server
Content Delivery Node
Set Top Box
HDTV
Computer
IP/Analogue Phone/Fax
ISP Services
PSTN
Analogue/Digital TV and Radio
WWW

DIAGRAM 2: HAMMER WIRELESS ACCESS ARCHITECTURE

A SIMPLE AND PRACTICAL CONCEPT

The concept is very easy to understand. A single tower is erected to serve an area of up to 10km in circumference and every roof top that is in range of, and can be seen from the tower [or high site] where the wireless technology is erected, can be served within less than two hours of an order being received and executed by us. This means no digging up of roads, pavements or lawns to reach a subscriber premises, rendering time to market substantially reduced over competing technologies. The system utilizes a combination of a tried and proven set of applications such as fiber optic backhaul and DOCSYS 3.0 technologies deployed in an innovative manner. The last mile connectivity is between a microwave receiver mounted at the customer premises and a microwave transmitter mounted on a tower or high site. The main advantage of a modern microwave system is its high immunity to interference, easy reconfiguration and quick time deployment to market. Thus it can be a practical alternative compared to the high cost and complicated logistics of deploying last mile fiber cable. The main drawback is that it requires line-of-sight just like a satellite network. The benefits of wireless microwave as a preferred last mile access solution has, however, fueled technological innovation in microwave research and the development of an advanced point-to-multipoint solution known as “Hammer Wireless AIR” has emerged. This ground-breaking innovation in microwave technology is now capable of delivering upwards of a 100Mbps of dedicated bandwidth to an end-user in a fast and easy deployment, unlocking a whole new array of revenue streams and consumer options for network operators such as Hammer. We manage our own ISP and Content Delivery Node [CDN] equipment from several data centers situated along the Metro Fiber rings, traversing city and suburban centers. This network topology will always be managed by us across the entire eco-system to ensure that costs are managed and curbed, and that quality is guaranteed throughout the entire distribution chain [see Diagram 3].

COLOCATED
HAMMER
COLOCATED
HAMMER
HAMMER
AIRBOX Base Station Co-Located on Towers
ISP AND CDN EQUIPMENT
Data Centers
Terrestrial Dark Fiber
Tower Infrastructure
Customer Premises Equipment
MultiMedia & ISP Services

DIAGRAM 3: NETWORK RESPONSIBILITY MATRIX

MULTI DWELLING UNITS [MDU] INSTALLATION

In cases where MDU’s are selected, Diagram 4 displays a typical shared model where one Hammer Wireless AIR Metro Transceiver is utilized to provide the building with a high capacity broadband connection and the rest of the tenants are connected to this single connection by way of dedicated standard off the shelf cable modems. This is very typical of a cable plant where one feeder cable enters the building and is distributed to each apartment by way of cable splitters. The Hammer Wireless Transceiver will then provide a COAX cable run [or will utilize existing COAX cable runs] to each tenant’s apartment or office which represents a significantly optimized MDU model.

DIAGRAM 4: TYPICAL MDU INSTALLATION SERVED BY SINGLE WIRELESS CONNECTION

OUALITY OF SERVICE ASSURANCE

A Single 28GHz Transceiver to the MDU provides all the bandwidth needed to deliver HDTV in both broadcast and Video-On-Demand mode, ultra high speed internet service as well as fixed voice services to each residential dwelling or corporate office suite.

Due to the fact that the cable modems share in the pool of bandwidth per sector on each tower, the constant available bandwidth ensures that the subscriber enjoys the most enjoyable broadband and TV experience possible. When the network is at peak capacity which normally occurs around 5pm to 9pm at night, the system will automatically pull more capacity off the fiber backbone to ensure that a good customer experience is maintained at all times.

SINGLE DWELLING UNITS [SDU] INSTALLATION

The Company expects to connect many single-family homes to the high-speed broadband access network during the rollout of the Hammer Wireless network, especially those rebuilt following the devastation by the Sandy Super Storm during 2012, where many homes were left un-served. A single standard satellite dish with the Hammer Wireless technology transceiver connected to standard “Off-The-Shelf” modems and set top boxes is deployed for each household to enjoy all the multimedia services available today. Deployment is extremely quick and non-invasive to the customer.

DIAGRAM 5: TYPICAL SDU INSTALLATION

CONTENT ACCESS AND MANAGEMENT

Hammer is able to provide access to a significant amount of TV &Video content via its relationship with select vendors and is therefore able to deliver content for a variety of languages and cultures alike. It is envisaged that the Company will provide a choice of 100 plus quality TV channels based on content from all over the globe. Video on Demand will be delivered utilizing the latest Over-The-Top [OTT] technologies and literally thousands of movie titles will be stored in the video storage area network at the main Company network operations center in New Jersey. This content is capable of being delivered to customers at the highest quality HD format due to the very high capacity bandwidth delivery mechanism of our Fiber Optic Backbone and the Hammer Wireless Access network. As per capita incomes start improving as a result of the Hammer Fiber Optic project, more people will be able to afford access to Hammer services and its large bandwidth capabilities with internet and data access speeds capable of being delivered up to 100Mbps and more to the consumer. Diagram 6 indicates all the Multi-Media services capable of being delivered over the Hammer Wireless Hybrid Fiber network architecture.

DIAGRAM 6: HAMMER MULTIMEDIA SERVICE DELIVERY PLATFORM

MARKET TERRITORIAL EXCLUSIVITY

The concept of delivering multi-media services such as television, interactive TV, video on demand, internet and voice services is by no means unique to our solution and is a tried and tested methodology evident in hundreds of developed markets world-wide. What is abundantly unique is the way in which we deliver this multi-media content in these developed markets that are particularly poorly served and critically lacking in reliable cost-effective broadband service. The Hammer Wireless Access Technology has been awarded to Hammer on an EXCLUSIVE basis across the entire State of New Jersey, USA. Additional territories will be added to Hammers’ exclusivity on a case-by-case basis following successful deployment of New Jersey.

INITIAL DEPLOYMENT IN THE 28GHz SPECTRUM IN NEW JERSEY

According to the 2008–2012 American Community Survey, New Jersey is the fourth-smallest state but the most densely populated of the 50 United States. New Jersey lies entirely within the combined statistical areas of New York City and Philadelphia, and is also the second-wealthiest U.S. State by median household income. We have elected to initially roll out the Hammer Wireless Access Network along the New Jersey Shore area, which is indicated by way of the orange circles. These circles represent the household and businesses in service range of the Hammer wireless transmitters. These areas have been carefully studied and scoped out as the first market that we will serve, due to its perfect Line-Of-Sight [LOS] characteristics and poorly served broadband coverage by incumbent operators. The coverage area falls within the licensed 28GHz LMDS spectrum of Straight Path Communications issued by the FCC, which is sub-licensed to the Company for deployment of the planned broadband wireless network.

TYPICAL TOWER SITE LAYOUT

Towers similar to those of Cellular communications are planned for deployment in many poorly served areas across New Jersey shore line. Typical coverage of a tower in indicated in Diagram 7. Approximately 10 towers are planned for deployment across the Jersey Shore Area.

DIAGRAM 7: TYPICAL TOWER COVERAGE IN NEW JERSEY

MARKET COMPETITION

Competition in the chosen markets covered by the Company is virtually non-existent and is more likely to stay that way since actions by the largest provider of potential fiber optic service has stalled. This is evident from literally hundreds of reports from all the main providers in the area. For example: “Verizon current CEO found even bigger profits could be made from its prestigious wireless division. McAdam has shifted the bulk of Verizon’s spending out of its wireline and fiber optic networks straight into high profit Verizon Wireless. If he can manage it, he’d like to shift New Jersey’s rural customers to that wireless network as well, with wireless home phone replacements and wireless broadband”.

Verizon has been touted to be the main, and more reliable, competitor to Comcast who are basically the only operator serving the proposed our service territory. Clearly the extremely high cost of fiber to the home has prompted Verizon to rethink their last mile strategy and opt for a more suitable wireless deployment. The Company has identified this opportunity, and the fact that the Hammer Wireless solution has the capability of delivering equivalent broadband speeds as the fiber networks Verizon are deploying today, we have a really good opportunity to provide an alternative to thousands of currently unhappy broadband customers. We believe that the company will initially start out by moving customers “under the radar” so to speak, before the larger providers realize that they have a serious contender to deal with. Management is of the opinion that the company is set to attract capital in its business venture at a much larger scale, following a successful deployment of the business case and a complete validation of the Hybrid wireless and fiber technology.

Employees

We currently have 15 full-time employees and 5 full-time management consultants.

ITEM 1A.

RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. We believe these risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results and could materially and adversely affect our business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our results and business operations.

Risks Associated with Our Business

Our operations and financial performance could be negatively impacted, if the markets for our products do not develop and expand as we anticipate

The markets for our products and services are characterized by rapidly changing technologies, evolving industry or regulatory standards and new product introductions. Our success is dependent on the successful introduction of new products and services, or upgrades of current products and services, and our ability to compete with new technologies. The following factors related to our products, services and markets, if they do not continue as in the recent past, could have an adverse impact on our operations:

•

our ability to introduce leading products such optical fiber and cable and hardware and equipment, at competitive prices;

•

our ability to develop new products in response to government regulations and laws.

We rely on contract manufacturing of our products. Our inability to secure production sources meeting our quality, cost, working conditions and other requirements, or failures by our contractors to perform, could harm our sales and reputation.

We source our products from international manufacturers. As a result, we must locate and secure production that meets our demands. We depend on our manufacturers to maintain adequate financial resources and maintain sufficient development and manufacturing capacity. We do not have material long-term contracts with any of our manufacturers, and these manufacturers generally may unilaterally terminate their relationship with us at any time. Our dependence on contract manufacturers could subject us to a number of risks if these manufacturers do not meet our quality, cost, working conditions and other requirements or if they fail to materially perform, any of which could seriously harm our sales and reputation. Further, if we need to place greater demands on our current manufacturers due to increased customer demands, or seek additional or replacement manufacturers, we may be unable to do so on terms that are acceptable to us, if at all.

Violation of labor laws and practices by our manufacturers and suppliers could harm our business.

We require our manufacturers and suppliers to operate in compliance with applicable laws and regulations. While the Company promotes ethical business practices, we do not control our manufacturers or suppliers or their labor practices. The violation of labor or other laws by any of our manufacturers or suppliers, or divergence of their labor practices from those generally accepted as ethical in the local markets, could interrupt or otherwise disrupt the shipment of our products, harm the value of our trademarks, damage our reputation or expose us to potential liability for their wrongdoings.

A privacy breach could damage our reputation and our relationship with our customers, expose the Company to litigation risk and adversely affect our business.

As part of our normal course of business, we collect, process and retain sensitive and confidential customer information. Despite security measures we have in place, our facilities and systems may be vulnerable to security breaches, acts of vandalism, computer viruses, misplaced or lost data, programming and/or human errors, or other similar events. Any security breach involving the misappropriation, loss or other unauthorized disclosure of confidential information could severely damage our reputation and our relationships with our customers, expose the Company to risks of litigation and liability and adversely affect our business.

Our Articles of Incorporation exculpates our officers and directors from certain liability to our Company or our stockholders.

Our Articles of Incorporation contain a provision limiting the liability of our officers and directors for their acts or failures to act, except for acts involving intentional misconduct, fraud or a knowing violation of law. This limitation on liability may reduce the likelihood of derivative litigation against our officers and directors and may discourage or deter our stockholders from suing our officers and directors based upon breaches of their duties to our Company.

Information technology dependency and security vulnerabilities could lead to reduced revenue, liability claims, or competitive harm.

The Company is increasingly dependent on sophisticated information technology and infrastructure. Any significant breakdown, intrusion, interruption or corruption of these systems or data breaches could have a material adverse effect on our business.

We use electronic information technology (IT) in our manufacturing processes and operations and other aspects of our business. Despite our implementation of security measures, our IT systems are vulnerable to disruptions from computer viruses, natural disasters, unauthorized access, cyber attack and other similar disruptions. A material breach in the security of our IT systems could include the theft of our intellectual property or trade secrets. Such disruptions or security breaches could result in the theft, unauthorized use or publication of our intellectual property and/or confidential business information, harm our competitive position, reduce the value of our investment in research and development and other strategic initiatives, or otherwise adversely affect our business. We have, from time to time, experienced incidents related to our IT systems, and expect that such incidents will continue, including malware and computer virus attacks, unauthorized access, systems failures and disruptions. We have measures and defenses in place against unauthorized access, but we may not be able to prevent, immediately detect, or remediate such events.

Business disruptions could affect our operating results

A significant portion of our development activities and certain other critical business operations are concentrated in a few geographic areas. A major earthquake, fire or other catastrophic event that results in the destruction or disruption of any of our critical facilities could severely affect our ability to conduct normal business operations and, as a result, our future financial results could be materially and adversely affected.

If we cannot attract more optical customers to purchase our products, we may not be able to increase or sustain our revenues.

Our future success will depend on our ability to migrate existing customers to our new products and our ability to attract additional customers. Some of our present customers are relatively new companies. The growth of our customer base could be adversely affected by:

•

customer unwillingness to implement our products and services;

•

any delays or difficulties that we may incur in completing the development and introduction of our planned products or product enhancements or service enhancements;

•

the overall satisfaction of our customers;

•

new product and service introductions by our competitors;

•

any failure of our products to perform as expected; or

•

any difficulty we may incur in meeting customers’ expectations.

The fluctuations in the economy have affected the telecommunications industry, including broadband and Internet. Telecommunications companies have cut back on their capital expenditure budgets, which may continue to further decrease demand for various products and services. This decrease may have an adverse effect on the demand for fiber optic sector and negatively impact the growth of our customer base.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTCPNK quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•

variations in our operating results;

•

changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•

changes in operating and stock price performance of other companies in our industry;

•

additions or departures of key personnel; and

•

future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading price of our common shares increased significantly recently, it has historically been sporadically or “thinly-traded” meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume.  Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

ITEM 2.

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. You should read this Report completely and with the understanding that actual future results may be materially different from what we expect. The forward looking statements included in this Report are made as of the date of this Report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The following discussion should be read in conjunction with our audited financial statements and the related notes that appear elsewhere in this annual report.  The discussions of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future.

Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Overview

The company was incorporated on September 23, 2010 pursuant to the laws of the State of Nevada under the name of Recursos Montana S.A. On March 6, 2015 the Company amended its Articles of Incorporation to change its name to “Tanaris Power Holding, Inc.” On April 25, 2016, Tanaris Power Holdings, Inc., a Nevada corporation (the “Company” or “TPHX”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Hammer Fiber Optics Investments, Ltd., a Delaware corporation (“HFOI”), and the controlling stockholders of HFOI (the “HFOI Shareholders”). Pursuant to the Share Exchange Agreement, closed on July 19, 2016, the Company acquired 20,000,000 shares of common stock of HFOI from the HFOI shareholders and in exchange the Company issued to the HFOI Shareholders 50,000,000 (post-Merger) restricted shares of its common stock. As a result of the Share Exchange Agreement, HFOI became a wholly owned subsidiary of the Company.

The Company was originally organized for the purpose of acquiring and developing mineral properties. As of this date, the Company had not established the existence of a commercially viable minable ore deposit and therefore did not reach the exploration stage. As such, the company negotiated to dispose of the business of investing in minerals in favor of developing new business opportunities in the technology sector. The company Hammer Fiber Optics Holdings Corp. is now an alternative telecommunications carrier that is poised to position itself as the premier provider of diversified dark fiber networking solutions as well as high capacity broadband wireless access networks in the United States.

Results of Operations

The Year Ended July 31st, 2015 Compared to the Year Ended July 31st, 2014

Revenues

The company recorded no income during the fiscal years ended July 31st 2014 and 2014.

Management Fees

The Company incurred $440,000 in management fees in the year ending July 31, 2015 compared to $220,000 in the prior year. The management fees were capitalized in the balance sheet under Plant & Equipment as management acted in the capacity of Key Consultants which were integral components in the acquisition of sole distribution rights of the Hammer Wireless Technology and related design and implementation of the assets.

General and Administrative Expenses

General and administrative expenses (“G&A”) were $804,394 and $40,094 for the years ended July 31, 2015 and 2014, respectively. The increase in general and administrative expenses was due to the acquisition of our subsidiary Hammer Fiber Optics Investments Ltd who represented the majority of the consolidated increase in G&A expenses.  The G&A expenses of the subsidiary are attributable to an increase in wages and salaries for the year ended July 31, 2015 compared to the year ended July 31, 2014

Interest Expense

During the year ended July 31, 2015, we recorded interest expenses of $5,130 compared to $0 in the prior period. This increase is attributable entirely to the consolidated interest expenses incurred by our subsidiary acquisition in the normal course of business.

Liquidity and Capital Resources

Our consolidated financial statements have been prepared on a going concern basis which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. During the year ended July 31, 2015, we incurred losses of $804,394 in our operating activities. As at July 31, 2015, we had a working capital surplus of $1,384,527 and an accumulated deficit of $892,885 of which half of the consolidated recorded deficit were attributable to write off of mineral claim deposit of Tanaris Holdings.  Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. There is no assurance that these events will be satisfactorily completed.

Net cash used in investing activities for the years ended July 31, 2015 and 2014, was $1,209,865 and $33,065, respectively. This increase was largely due to an increase in the capitalization of consulting costs as referred to under Management Fees above.  Net cash provided by financing activities for the years ended July 31, 2015 and 2014, was $3,277,989 and $50,000, respectively. The increase was due to the proceeds for issuance of shares.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements, as defined in Item 303(a)(4)(ii) of Regulation S-K, obligations under any guarantee contracts or contingent obligations. We also have no other commitments, other than the costs of being a public company that will increase our operating costs or cash requirements in the future.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3.

PROPERTIES

We have maintained executive offices at 311 Broadway, Point Pleasant Beach, NJ 08742 and 714 East Main Street, Moorestown, NJ 08057. The office and general expenses associated with leasing our office space is a total of $4,600 per month. We believe that our office space is adequate for our current needs, but growth potential may require a facility due to anticipated addition of personnel. We do not have any policies regarding investments in real estate, securities or other forms of property.  We do not own any real property.

ITEM 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the date of this Current Report by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of July 19, 2016, there are 60,503,341 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Shares Held	Percent of Class[1]
Arradis Enterprises LLC[2] 393 Lake Shore Drive Brick, NJ 08723	Common	15,000,000	24.8%
Hammer Wireless Corporation[3] 1017 Riverscape Street Bradenton, FL 34208	Common	9,291,670	15.4%
Pointwest Group LLC[4] 3722 River Road, Point Point Pleasant, NJ 08742	Common	7,456,250	12.3%
Ambleside Trust[5] 1017 Riverscape Street Bradenton, FL 34208	Common	4,350,000	7.2%
Second Punch LLC[6] 19 Hageman Road Flemington, NJ 08822	Common	3,208,750	5.3%
Web Jam Tech LLC[7] 5 Duane Road Clifton, NJ 07013	Common	3,000,000	5.0%
Forefront Investors LLC[8] 19 Hageman Road Flemington, NJ 08822	Common	2,192,500	3.6%

Name and Address of Beneficial Owner	Title of Class	Shares Held	Percent of Class[1]
Michael Sevell[8] 19 Hageman Road Flemington, NJ 08822	Common	1,585,824	2.6%
Centerline LLC[9] 19594 Saratoga Springs Place Ashburn, VA 20147	Common	500,000	0.9%

1 The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2 Our Director, Mark Stogdill, is the Managing Member of Arradis Enterprises LLC.

3 Our CEO and Director, Michael Cothill, is the sole Officer and Director of Hammer Wireless Corporation.

4 Helen Stogdill is the Managing Member of Pointwest Group LLC.  She can be reached at the listed address.

5 Our CEO and Director, Michael Cothill, is the sole trustee of Ambleside Trust.

6 Our Director, Michael Sevell, is the Managing Member of Second Punch LLC.

7 John Murray is the Managing Member of Web Jam Tech LLC.  He can be reached at the listed address.

8 Our Director, Michael Sevell, is the Managing Member of Forefront Investments LLC.

9 Our Director, Don MacNeil, is the Managing Member of Centerline LLC.

ITEM 5.

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

Name and Address of Beneficial Owner Directors and Officers:	Class	Shares Held or Controlled	Percentage of Class[1]
Michael Cothill[2] 311 Broadway Point Pleasant Beach, NJ 08742	Common	13,641,670	22.6%
Don MacNeil[3] 19594 Saratoga Springs Place Ashburn, VA 20147	Common	500,000	0.9%
Michael Sevell[4] 19 Hageman Road Flemington, NJ 08822	Common	6,987,074	11.6%
Mark Stogdill[5] 393 Lake Shore Drive Brick, NJ 08723	Common	15,000,000	24.8%
All executive officers and directors as a group (4 people)	Common	36,128,744	59.7%

1

The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2 The beneficial ownership of our Director and CEO, Michael Cothill, is through Hammer Wireless Corporation of which he is the sole Officer and Director, and Ambleside Trust of which he is the sole Trustee.

3 The beneficial ownership by our Director, Don MacNeil, is through Centerline LLC of which he is the Managing Member.

4

The beneficial ownership by our Director, Michael Sevell, is held personally and through Second Punch LLC and Forefront Investments LLC of which he is the Managing Member of both.

5 The beneficial ownership by our Director, Mark Stogdill, is through Arradis Enterprises LLC of which he is the Managing Member.

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation or removal.  Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

 None.

Family Relationships

There are no family relationships among the Company’s officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

The Company has not adopted any formal Code of Ethics.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE[1]
Name and Principal Position	FiscalYear	Salary ($)	All Other Compensation ($)	Total ($)
Michael Cothill[2] President, CEO, CFO, Secretary and Director	2016	240,000	4,350	244,350
	2015	20,000	NIL	20,000
	2014	NIL	NIL	NIL
Don MacNeil[3] 19594 Saratoga Springs Place Ashburn, VA 20147	2016	NIL	500	500
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL
Michael Sevell[4] 19 Hageman Road Flemington, NJ 08822	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL
Mark Stogdill[5] 393 Lake Shore Drive Brick, NJ 08723	2016	200,000	15,000	215,000
	2015	16,667	NIL	16,667
	2014	NIL	NIL	NIL
Luis Asdruval Gonzalez Rodriguez[6] President, Chief Executive Officer, and Director	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL
Miguel Guillen Kunhardt[7] Treasurer, Chief Financial Officer, Secretary and Director.	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL

1

We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

2

Prior to his appointment as an Officer and Director on March 30, 2016, Michael Cothill was the Chairman and Director of our wholly owned subsidiary, Hammer Fiber Optic Investments Ltd. The ”Other Compensation” set forth above is 4,350,000 shares issued at par value of $0.001.

3

Don MacNeil was a Director of our wholly owned subsidiary, Hammer Fiber Optic Investments Ltd.  The ”Other Compensation” set forth above is 500,000 shares issued at par value of $0.001.

4

Michael Sevell was a Director of our wholly owned subsidiary, Hammer Fiber Optic Investments Ltd.  He has not received compensation of any kind.

5

Mark Stogdill was a Director of our wholly owned subsidiary, Hammer Fiber Optic Investments Ltd.  The ”Other Compensation” set forth above is 15,000,000 shares issued at par value of $0.001.

6

Mr. Luis Asdruval Gonzalez Rodriguez resigned from all positions with the Company, including but not limited to those of President, Chief Executive Officer, and Director.

7

Mr. Miguel Guillen Kunhardt resigned from all positions with the Company, including but not limited to those of Treasurer, Chief Financial Officer, Secretary and Director.

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception.  We do not have any stock option plans.

Management Agreements

We have executive consulting agreements with our CEO Michael Cothill and our Director Mark Stogdill.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions.  The board of directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

Disclosing such transactions in reports where required;

•

Disclosing in any and all filings with the SEC, where required;

•

Obtaining disinterested directors consent; and

•

Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Dividends

No cash dividends were paid on our shares of common stock during the fiscal years ended July 31, 2015 and 2014. We have not paid any cash dividends since our inception and do not foresee declaring any cash dividends on our common stock in the foreseeable future.

Re-Purchase of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plan

None.

ITEM 10.

RECENT SALES OF UNREGISTERED SECURITIES

None.

ITEM 11.

DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

Our Articles of Incorporation authorize us to issue 250,000,000 shares of common stock, 0 $0.001. As of the date of this Current Report 60,503,341 shares of our common stock were issued and outstanding and we have zero shares of our common stock reserved for options, warrants and other commitments.

Preferred Stock

Our Articles of Incorporation authorize us to issue no shares of preferred stock.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock.  Each share of common stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.

FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of HFOI for the years ended December 31, 2015 and 2014.

(b) Pro Forma Financial Information

Filed herewith as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma financial statements of HMMR and HFOI for the period ended April 30, 2016, which give effect to the acquisition of HFOI.

(d) Exhibits.  The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
2.02	Agreement and Plan of Merger by and between the Company and its wholly owned subsidiary Hammer Fiber Optics Holdings Corp.	Filed with the SEC on June 14, 2016, as part of our Current Report on Form 8-K.
3.01a	Articles of Incorporation	Filed with the SEC on March 2, 2012, as part of our Registration Statement on Form S-1.
3.01b	Amendment to the Articles of Incorporation	Filed with the SEC on March 1, 2015, as part of our Current Report on Form 8-K.
3.01c	Articles of Merger
3.02	Bylaws	Filed with the SEC on March 2, 2012, as part of our Registration Statement on Form S-1.
10.01	Share Exchange Agreement by and among the Company, Hammer Fiber Optic Investments Ltd. and the shareholders of Hammer Fiber Optic Investments Ltd.	Filed with the SEC on April 28, 2016, as part of our Current Report on Form 8-K.
99.1	Audited Financial Statements of Hammer Fiber Optic Investments Ltd.	Filed herewith.
99.2	Pro Forma Financial Statements	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: July 20, 2016

   /s/ Michael Cothill

By: Michael Cothill

Its: Chief Executive Officer